TRANSATLANTIC 3RD QUARTER RESULTS & Company update November 2016 Exhibit 99.2

FORWARD LOOKING STATEMENTS Outlooks, projections, estimates, targets and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015, which is available on our website at www.transatlanticpetroleum.com and on www.sec.gov. See also TransAtlantic’s audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date. The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources. Note on PV-10: The present value of estimated future net revenues or PV-10 is an estimate of future net revenues from a property at the date indicated, without giving effect to derivative financial instrument activities, after deducting production and ad valorem taxes, future capital costs, abandonment costs and operating expenses, but before deducting future federal income taxes. The future net revenues have been discounted at an annual rate of 10% to determine their “present value.” The present value is shown to indicate the effect of time on the value of the net revenue stream and should not be construed as being the fair market value of the properties or the oil and natural gas reserves we own. Estimates have been made using constant oil and natural gas prices and operating and capital costs at the date indicated, at its acquisition date, or as otherwise indicated. We believe that the present value of estimated future net revenues before income taxes, while not a financial measure in accordance with GAAP, is an important financial measure used by investors and independent oil and natural gas producers for evaluating the relative significance of oil and natural gas properties and acquisitions because the tax characteristics of comparable companies can differ materially. PV-10 is not a measure of financial or operating performance under GAAP. PV-10 should not be considered as an alternative to the Standardized Measure as defined under GAAP. The Standardized Measure represents the PV-10 after giving effect to income taxes. Note on BOE: BOE (barrel of oil equivalent) is derived by converting natural gas to oil in the ratio of six thousand cubic feet (MCF) of natural gas to one barrel (bbl) of oil. BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Company Overview Selmo

Transatlantic Petroleum ltd. overview 1) Reserve volumes as of 12/31/15 2) PV-10 does not include TBNG assets 3) PV-10 does include TBNG assets 4) Proforma amount assumes full conversion of Series A Preferred Shares Note reserve volumes do not include TBNG reserves Northwest and Southeast Turkey Operator Q3’16 Net Production (Mboe/d) 4.2 (Mboe/d) Proved Reserves(1) (MMBoe) 12.6 MMBoe (85% Liquids) PV-10 Value(1)(2) $191.9 million PV-10 / Common Share

EXPERIENCED MANAGEMENT Name Title Years Experience Prior Experience Malone Mitchell III Chairman and CEO 30 Todd Dutton President 37 Chris Elmore CAO and Controller 16 Chad Burkhardt VP, GC & CS 17 Selami Uras VP, Land 30 Justin Davis VP, Engineering 14 Lee Muncy VP, Geosciences 35 Darcy Dorscher VP, Operations and Production 30 Fabian Anda VP, Finance 18 Texas Pacific Oil Company Coquina Oil Corp Bass Companies CITIC Petroleum Nations Energy Ltd.

RECENT EVENTS – 2016 TRANSATLANTIC TRANSITION

Over the last 16 months TransAtlantic has been able to navigate itself into better financial position even with the dramatic drop in commodity prices

Mid 2015

- On June 30, 2015, TransAtlantic debt was $143.0 million
- On February 29, 2016, TransAtlantic sold all of its equity interests in Albanian holding company which included the assumption of $29.2 million of liabilities
- As of June 30, 2016, TransAtlantic had $24.2 million due on its Senior Credit Facility
- Since June 30, 2016, TransAtlantic has made substantial progress in reducing its debt and building cash on its balance sheet through various transactions
- On August 23, 2016, the Company refinanced ~$22 million under its existing Senior Credit Facility with proceeds from a new $30.0 million first lien Term Loan

Present

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TRANSATLANTIC Petroleum Ltd.

DenizBank Term Loan Entered into new $30mm Term Loan with DenizBank in Q3 ‘16 Loan bears interest of 5.25% with an 18 month term (compared to 7.63% with BNP) Payments due monthly of $1.25mm over the first 6 months and increase to $1.88mm Potential for term extension and additional borrowings after February 2017 Entered into additional agreements with respect to up to $20.0 million of non-cash facilities, including guarantee letters and treasury instruments for future hedging transactions Required $20mm of real estate pledge from Mitchell related entities (5% cost) All in blended rate of 8.58% The current loan balance as of November 9, 2016 is $27.5mm Payoff of BNP Senior Credit Facility of $22.4mm and Yapi Kredi Loan of $0.8mm Realized hedge settlement of $2.5mm in connection with BNP paydown Release of prior BNP restricted cash in Turkey No further restrictions on operations First Lien term loan Bahar

RECENT EVENTS – 2016 TRANSATLANTIC TRANSITION

Over the last 16 months TransAtlantic has been able to navigate itself into better financial position even with the dramatic drop in commodity prices


Mid 2015
Present

- On June 30, 2015, TransAtlantic debt was $143.0 million
- On February 29, 2016, TransAtlantic sold all of its equity interests in Albanian holding company which included the assumption of $29.2 million of liabilities
- As of June 30, 2016, TransAtlantic had $24.2 million due on its Senior Credit Facility
- Since June 30, 2016, TransAtlantic has made substantial progress in reducing its debt and building cash on its balance sheet through various transactions
- On August 23, 2016, the Company refinanced ~$22 million under its existing Senior Credit Facility with proceeds from a new $30.0 million first lien Term Loan
- On September 1, 2016, the Company completed a joint venture transaction related to DelvinaCo, which owns the Delvina gas field in Albania

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TRANSATLANTIC Petroleum Ltd.

Completed a JV transaction with respect to the assets in the Delvina gas field in Albania Transferred 75% of the outstanding shares of DelvinaCo to Ionian Gas Company Ltd. in exchange for Ionian's agreement to pay $12.0 million, which will be used primarily to repay DelvinaCo debt Retained a 25% equity interest in DelvinaCo and we have agreed to pay 25% of the operating costs of DelvinaCo, subject to a three-year deferral of capital expenditures  Ionian will be responsible for all capital expenditures for next 3 years At the end of the three-year period, the Company will be required to either reimburse Ionian for its 25% share of such capital expenditures if not recouped through production or face dilution in its ownership of DelvinaCo Plan to workover two existing wells in early 2017 Estimated net TAT recoverable reserves in Delvina range from 61 BCF and 279 BCF (per prior Chevron analysis) Delvina gas field transaction

RECENT EVENTS – 2016 TRANSATLANTIC TRANSITION

Over the last 16 months TransAtlantic has been able to navigate itself into better financial position even with the dramatic drop in commodity prices

Mid 2015

- On June 30, 2015, TransAtlantic debt was $143.0 million
- On February 29, 2016, TransAtlantic sold all of its equity interests in Albanian holding company which included the assumption of $29.2 million of liabilities
- As of June 30, 2016, TransAtlantic had $24.2 million due on its Senior Credit Facility
- Since June 30, 2016, TransAtlantic has made substantial progress in reducing its debt and building cash on its balance sheet through various transactions
- On August 23, 2016, the Company refinanced ~$22 million under its existing Senior Credit Facility with proceeds from a new $30.0 million first lien Term Loan
- On September 1, 2016, the Company completed a joint venture transaction related to DelvinaCo, which owns the Delvina gas field in Albania
- On October 13, 2016, the Company announced the signing of a Share Purchase Agreement for the sale of Thrace Basin Natural Gas for $22.0 million

Present

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TRANSATLANTIC Petroleum Ltd.

Signed Share Purchase Agreement with Valeura Energy (VLE.TSX) For the sale of all of the equity interests in Thrace Basin Natural Gas (TNBG) for $22mm Subject to purchase price adjustments for the period from March 31, 2016 (the effective date of the sale) through the closing date We expect the transaction to close during the fourth quarter of 2016 or first quarter of 2017 Remaining Thrace Production of 900 mcf/day (net) Retain offset acreage to Basin Center Gas Test Thrace basin natural gas transaction

RECENT EVENTS – 2016 TRANSATLANTIC TRANSITION

Over the last 16 months TransAtlantic has been able to navigate itself into better financial position even with the dramatic drop in commodity prices

Mid 2015

- On June 30, 2015, TransAtlantic debt was $143.0 million
- On February 29, 2016, TAT sold all of its equity interests in Albanian holding company which included the assumption of $29.2 million of liabilities
- As of June 30, 2016, TAT had $24.2 million due on its Senior Credit Facility
- Since June 30, 2016, TAT has made substantial progress in reducing its debt and building cash on its balance sheet through various transactions
- On August 23, 2016, the Company refinanced ~$22 million under its existing Senior Credit Facility with proceeds from a new $30.0 million first lien Term Loan
- On September 1, 2016, the Company completed a joint venture transaction related to DelvinaCo, which owns the Delvina gas field in Albania
- On October 13, 2016, the Company announced the signing of a SPA for the sale of TBNG for $22.0 million
- On November 4, 2016, the Company completed a $46.05mm exchange offer and new issuance of Series A Preferred Shares.

Present

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TRANSATLANTIC Petroleum Ltd.

On November 4, 2016, the Company issued 921,000 shares of its newly designated 12.0% Series A Convertible Redeemable Preferred Shares in an exchange offer for ~$40.8mm of the 2017 convertible notes 106,000 shares were issued and sold in a private placement (the “Private Offering”) to certain holders of the 2017 convertible notes. Gross proceeds from the Private Offering were $5.3 million, of which $4.3mm will be used to redeem additional notes and the remaining balance will be used by the Company for general corporate purposes. After completion of the exchange offer and planned note redemption, $10.0 million aggregate principal amount of the 2017 convertible notes will remain outstanding. Dividends on the Series A Preferred Shares are payable quarterly at the election of the Company in cash, Common Shares or a combination of cash and Common Shares at an annual dividend rate of 12.0% of the liquidation preference if paid all in cash or 16.0% of the liquidation preference if paid in Common Shares. Initial conversion price of $1.0928 per Common Share, and 18.6% premium to Friday, November 4th closing price If fully converted, will result in approximately 89.2mm shares outstanding. There is no assurance that the conversion of the Series A Preferred Shares will occur. If not converted the Company is required to redeem the outstanding Series A Preferred Shares in cash at a price per share equal to the liquidation preference plus accrued and unpaid dividends on November 4, 2024. Offering of series a preferred shares

Financial Overview Selmo

Improving balance sheet Total Debt 71.3% Reduction in Debt * Note: Pro Forma amount assumes 100% conversion of Series A Preferred Shares, $4.3mm planned redemption of 2017 notes and October 2016 $1.25mm payment on the Term Loan. There is no assurance that the conversion of the Series A Preferred Shares will occur.

Historical production and Financial Metrics (1) General and administrative expenses are calculated in accordance with U.S. GAAP and divided by total production (Mboe) Lease Operating Expense ($/Boe) $9.5 $9.4 $10.7 $8.6 $6.1 $5.8 $6.8 $7.0 Capital Expenditures ($ in millions) $152.4 $81.8 $100 $111.5 $22.4 $2.3 $0.9 $1.5 Production (MBoe/d) 4.6 4.5 4.2 5.1 5.0 4.8 4.3 4.2 General and Administrative Expense ($/Boe) (1) $18.7 $13.4 $16.7 $14.7 $11.5 $9.7 $8.7 $6.0

Historical and Pro Forma Credit Statistics Total Debt / Adj. EBITDAX (1) and Total Debt / Net Income / (Loss) from Continuing Operations (1) Adj. EBITDAX is annualized (2) Proforma amount assumes full conversion of Series A Preferred Shares Adj. EBITDAX / Net Income / Loss from continuing operations ($ in millions) $66 $87.6 $77 $90.3 $64.7 $8.6 $10.1 $12.8 -$77.6 -$6.4 -$13.3 $29.2 -$26.7 -$5.6 -$6.5 -$4.6 Net Income/(loss) from continuing operations Adj. EBITDAX -$6.3 $2.1 -$3.6 -$4.2 -$3.2 -$4.7 -$2.5

SOUTHEAST TURKEY

Improved financial position allows TransAtlantic to resume drilling.

$16.7mm property insurance and $29.0mm business interruption insurance currently in effect.

TransAtlantic lease position in Southeast Turkey is ideal for utilizing modern unconventional completion methods in higher quality petroleum reservoirs.

Recent advances in seismic processing has led to an improved understanding of the geology of the region.

Reprocessing of the 3D seismic enables TransAtlantic to

- identify structural and stratigraphic geological features
- identify changes in lithology and rock characteristics
- pilot horizontal well paths for improved results

As a result, TransAtlantic currently has identified numerous leads and prospects in the Createaceous and Paleozoic (Permian, Devonian, Silurian and Ordivician) sections.



Bahar

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TRANSATLANTIC Petroleum Ltd.

DRILLING PLANS Late November – early December Next Well – Selmo S86H2 well path on seismic line Offset well IP’d 415 BOPD

DRILLING PLANS Late December – After selmo 86 h2 Bahar 11 Bahar 11 well path on seismic line Offset well IP Hazro F-3 Bahar 4: 1826 BOPD Bedinan (vertical) Bahar 6: 757 BOPD Planning for 2200’ vertical section with 4-5 fracs in Bedinan Planning to complete and commingle Hazro F3 and Bedinan

Adjusted ebitdax reconciliations Adjusted EBITDAX from continuing operations ("Adjusted EBITDAX") is a non-GAAP financial measure that represents net income (loss) from continuing operations plus interest and other, net, current and deferred income tax expense, exploration, abandonment and impairment, seismic and other exploration expense, foreign exchange loss (gain), share-based compensation expense, loss (gain) on commodity derivative contracts, cash settlements on commodity derivative contacts, accretion of asset retirement obligation, depreciation, depletion and amortization, revaluation of contingent consideration, commodity derivative unwind (gain) /loss and net other items. The Company believes Adjusted EBITDAX assists management and investors in comparing the Company's performance on a consistent basis without regard to depreciation, depletion and amortization and impairment of oil and natural gas properties and exploration expenses, which can vary significantly from period to period. In addition, management uses Adjusted EBITDAX as a financial measure to evaluate the Company's operating performance.   Adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income or income from continuing operations prepared in accordance with GAAP. Net income or income from continuing operations may vary materially from Adjusted EBITDAX. Investors should carefully consider the specific items included in the computation of Adjusted EBITDAX.

Adjusted ebitdax reconciliations (continued)

PV-10 Reconciliation

contact Malone Mitchell 3rd malone.mitchell@tapcor.com 972.590.9913